UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-00859

MASSACHUSETTS INVESTORS GROWTH STOCK FUND

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: November 30

Date of reporting period: November 30, 2020

ITEM 1.	REPORTS TO STOCKHOLDERS.

Item 1(a):

Annual Report

November 30, 2020

Massachusetts Investors Growth Stock Fund

MIG-ANN

Massachusetts Investors Growth Stock Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CEO

Dear Shareholders:

Markets experienced dramatic swings this year as the coronavirus pandemic brought the global economy to a standstill for several months early in the year. The speedy development of vaccines and therapeutics later brightened the economic and market outlook, but a great deal of uncertainty remains as case counts in the United States and Europe remain very high and it is still unclear how quickly vaccines can be made widely available. In the United States, political uncertainty eased after former Vice President Joe Biden won the presidential election and the Democrats gained control of a closely divided Senate.

Global central banks have taken aggressive steps to cushion the economic and market fallout related to the virus, and governments are deploying unprecedented levels of fiscal support. Additional U.S. stimulus is anticipated with the Democrats in the

White House and holding a majority in both houses of Congress. The measures already put in place have helped build a supportive environment and are encouraging economic recovery; however, if markets disconnect from fundamentals, they can also sow the seeds of instability. In the aftermath of the crisis, societal changes may be likely as households, businesses, and governments adjust to a new reality, and any such alterations could affect the investment landscape. For investors, events such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.

At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of our global markets and economies. Guided by our long-term philosophy and adhering to our commitment to sustainable investing, we tune out the noise and aim to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline and thoughtful risk management to create sustainable value for investors.

Respectfully,

Michael W. Roberge

Chief Executive Officer

MFS Investment Management

January 14, 2021

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Microsoft Corp.	9.9%
Alphabet, Inc., “A”	7.1%
Apple, Inc.	4.7%
Accenture PLC, “A”	4.2%
Visa, Inc., “A”	3.2%
Colgate-Palmolive Co.	3.1%
Charles Schwab Corp.	2.8%
Fiserv, Inc.	2.6%
AON PLC	2.6%
Amphenol Corp., “A”	2.3%

GICS equity sectors (g)
Information Technology	35.2%
Health Care	14.7%
Consumer Discretionary	13.3%
Communication Services	12.7%
Financials	8.5%
Consumer Staples	8.0%
Industrials	5.5%
Materials	1.5%

(g)

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of November 30, 2020.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended November 30, 2020, Class A shares of the Massachusetts Investors Growth Stock Fund (fund) provided a total return of 21.97%, at net asset value. This compares with a return of 36.40% for the fund’s benchmark, the Russell 1000® Growth Index.

Market Environment

Markets experienced an extraordinarily sharp selloff and, in many cases, an unusually rapid recovery late in the period. Central banks and fiscal authorities undertook astonishing levels of stimulus to offset the economic effects of government-imposed social-distancing measures implemented to slow the spread of the COVID-19 virus. At this point, the global economy looks to have experienced the deepest, steepest and possibly shortest recession in the postwar period. However, the recovery remains subject to more than the usual number of uncertainties due to questions about the evolution of the virus, what its continued impact will be and how quickly vaccines to guard against it can be manufactured and distributed at scale, as well as the public’s willingness to be inoculated.

Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. These programs proved largely successful in helping to restore market function, ease volatility and stimulate a continued market rebound. Late in the period, the US Federal Reserve adopted a new, flexible average-inflation-targeting framework, which is expected to result in the federal funds rate remaining at low levels for a longer period. In developed countries, monetary easing measures were complemented by large fiscal stimulus initiatives, although late in the period there was uncertainty surrounding the timing and scope of additional US recovery funding. Due to relatively manageable external liabilities and balances of payments in many countries, along with persistently low inflation, even emerging market countries were able to implement countercyclical policies – a departure from the usual market-dictated response to risk-off crises.

Compounding market uncertainty earlier in the pandemic was a crash in the price of crude oil due to a sharp drop in global demand and a disagreement between Saudi Arabia and Russia over production cuts, which resulted in an oil price war. The subsequent decline in prices undercut oil exporters, many of which are in emerging markets, as well as a large segment of the high-yield credit market. The OPEC+ group later agreed on output cuts, with shale oil producers in the US also decreasing production, which, along with the gradual reopening of some major economies and the resultant boost in demand, helped stabilize the price of crude oil.

As has often been the case in a crisis, market vulnerabilities have been revealed. For example, companies that have added significant leverage to their balance sheets in recent years by borrowing to fund dividend payments and stock buybacks have, in many cases, halted share repurchases and cut dividends, while some firms have been forced to recapitalize. Conversely, some companies find themselves flush with liquidity, having borrowed preemptively during the worst of the crisis, only to end up with excess cash on their balance sheets.

Management Review – continued

Detractors from Performance

Stock selection and, to a lesser extent, an underweight position in the information technology sector detracted from performance relative to the Russell 1000® Growth Index. Within this sector, the fund’s underweight positions in computer and personal electronics maker Apple and software giant Microsoft held back relative performance. Despite headwinds related to COVID-19, the share price of Apple appreciated as product demand held strong. The shift toward work-from-home and remote learning helped support strong iPhone and iPad sales. In addition, not holding computer graphics processors maker NVIDIA further weakened relative performance.

Stock selection and, to a lesser extent, an underweight position in the consumer discretionary sector also hindered the fund’s relative results. Within this sector, not holding shares of electric vehicle manufacturer Tesla and internet retailer Amazon.com hurt relative returns. The share price of Tesla appreciated as management posted strong financial results, driven by better-than-anticipated revenue and margin results due, in part, to higher regulatory credits. The company also reported record deliveries amid the launch of its Model Y and China factory, which further supported the stock. Additionally, an overweight position in hotel operator Marriott International (h) dampened relative results.

Elsewhere, the fund’s overweight positions in medical technology company Becton, Dickinson and Co., medical devices maker Boston Scientific, risk management and human capital consulting services provider AON and coatings company PPG Industries (h) detracted from relative performance.

Contributors to Performance

Stock selection in the industrials sector contributed to the fund’s relative performance. Within this sector, not holding shares of aerospace company Boeing and defense contractor Lockheed Martin bolstered relative returns. The stock price of Boeing declined as the travel and airline industries came under intense pressure amid the outbreak of the COVID-19 virus, which resulted in widespread travel restrictions across the globe and ultimately led the company to suspend production.

The fund’s avoidance of weak-performing pharmaceutical company Merck, biotechnology company Amgen, beverage maker Coca-Cola and health insurance and medicare/medicaid provider UnitedHealth Group, and its underweight position in pharmaceutical company Eli Lilly (h), also benefited relative performance as all five stocks underperformed the benchmark over the reporting period. In addition, holding shares of semiconductor manufacturer Taiwan Semiconductor Manufacturing (b) (Taiwan), and the timing of the fund’s ownership in shares of healthcare equipment manufacturer Danaher, helped relative returns. The share price of Taiwan Semiconductor Manufacturing appreciated as the company reported strong net income and provided guidance that exceeded expectations, citing higher 5G penetration rates in the second half of the year. The fund’s overweight position in life sciences supply company Thermo Fisher Scientific further benefited relative results.

Respectfully,

Portfolio Manager(s)

Jeffrey Constantino and Joseph Skorski

Management Review – continued

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the fund at period end.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 11/30/20

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

Performance Summary – continued

Total Returns through 11/30/20

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	1/01/35	21.97%	17.21%	15.32%	N/A
B	9/07/93	21.07%	16.34%	14.45%	N/A
C	11/03/97	21.08%	16.33%	14.45%	N/A
I	1/02/97	22.27%	17.49%	15.60%	N/A
R1	4/01/05	21.04%	16.32%	14.44%	N/A
R2	10/31/03	21.66%	16.91%	15.02%	N/A
R3	4/01/05	22.00%	17.20%	15.31%	N/A
R4	4/01/05	22.29%	17.49%	15.59%	N/A
R6	6/01/12	22.40%	17.60%	N/A	16.85%
529A	7/31/02	21.96%	17.17%	15.27%	N/A
529B	7/31/02	21.89%	16.54%	14.52%	N/A
529C	7/31/02	21.00%	16.27%	14.38%	N/A

Comparative benchmark(s)
Russell 1000® Growth Index (f)		36.40%	19.56%	17.31%	N/A

Average annual with sales charge
A With Initial Sales Charge (5.75%)		14.96%	15.83%	14.63%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		17.07%	16.12%	14.45%	N/A
C With CDSC (1% for 12 months) (v)		20.08%	16.33%	14.45%	N/A
529A With Initial Sales Charge (5.75%)		14.94%	15.79%	14.59%	N/A
529B With CDSC (Declining over six years from 4% to 0%) (v)		17.89%	16.32%	14.52%	N/A
529C With CDSC (1% for 12 months) (v)		20.00%	16.27%	14.38%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)

For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)

(v)	Assuming redemption at the end of the applicable period.

Performance Summary – continued

Benchmark Definition(s)

Russell 1000® Growth Index (f) – constructed to provide a comprehensive barometer for growth securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values.

It is not possible to invest directly in an index.

(f)

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this document. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor, or endorse the content of this document.

Notes to Performance Summary

Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, June 1, 2020 through November 30, 2020

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period June 1, 2020 through November 30, 2020.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 6/01/20	Ending Account Value 11/30/20	Expenses Paid During Period (p) 6/01/20-11/30/20
A	Actual	0.70%	$1,000.00	$1,210.92	$3.87
	Hypothetical (h)	0.70%	$1,000.00	$1,021.50	$3.54
B	Actual	1.45%	$1,000.00	$1,206.38	$8.00
	Hypothetical (h)	1.45%	$1,000.00	$1,017.75	$7.31
C	Actual	1.45%	$1,000.00	$1,206.51	$8.00
	Hypothetical (h)	1.45%	$1,000.00	$1,017.75	$7.31
I	Actual	0.45%	$1,000.00	$1,212.62	$2.49
	Hypothetical (h)	0.45%	$1,000.00	$1,022.75	$2.28
R1	Actual	1.45%	$1,000.00	$1,206.08	$8.00
	Hypothetical (h)	1.45%	$1,000.00	$1,017.75	$7.31
R2	Actual	0.96%	$1,000.00	$1,209.40	$5.30
	Hypothetical (h)	0.96%	$1,000.00	$1,020.20	$4.85
R3	Actual	0.71%	$1,000.00	$1,211.06	$3.92
	Hypothetical (h)	0.71%	$1,000.00	$1,021.45	$3.59
R4	Actual	0.46%	$1,000.00	$1,212.56	$2.54
	Hypothetical (h)	0.46%	$1,000.00	$1,022.70	$2.33
R6	Actual	0.37%	$1,000.00	$1,212.90	$2.05
	Hypothetical (h)	0.37%	$1,000.00	$1,023.15	$1.87
529A	Actual	0.74%	$1,000.00	$1,210.99	$4.09
	Hypothetical (h)	0.74%	$1,000.00	$1,021.30	$3.74
529B	Actual	0.75%	$1,000.00	$1,210.80	$4.15
	Hypothetical (h)	0.75%	$1,000.00	$1,021.25	$3.79
529C	Actual	1.50%	$1,000.00	$1,206.00	$8.27
	Hypothetical (h)	1.50%	$1,000.00	$1,017.50	$7.57

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

For the period from June 1, 2020 through November 30, 2020, the distribution fee for Class 529B was not imposed. Had the distribution fee been imposed throughout the entire six month period, the annualized expense ratio, the actual expenses paid during the period,

Expense Table – continued

and the hypothetical expenses paid during the period would have been approximately 1.50%, $8.29, and $7.57 for Class 529B. See Note 3 in the Notes to Financial Statements for additional information.

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above. For Class A and Class 529A shares, this rebate reduced the expense ratios above by 0.01% and 0.02%, respectively. See Note 3 in the Notes to Financial Statements for additional information.

PORTFOLIO OF INVESTMENTS

11/30/20

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
Common Stocks - 99.4%
Apparel Manufacturers - 6.0%
Adidas AG (a)	425,739	$135,570,987
LVMH Moet Hennessy Louis Vuitton SE	287,245	164,806,224
NIKE, Inc., “B”	1,522,840	205,126,548
VF Corp.	944,891	78,803,909

		$584,307,668
Brokerage & Asset Managers - 3.5%
Blackstone Group, Inc.	1,150,025	$68,483,989
Charles Schwab Corp.	5,634,023	274,827,642

		$343,311,631
Business Services - 11.7%
Accenture PLC, “A”	1,620,828	$403,732,047
Cognizant Technology Solutions Corp., “A”	2,044,108	159,706,158
Equifax, Inc.	636,902	106,298,944
Fidelity National Information Services, Inc.	1,156,035	171,567,154
Fiserv, Inc. (a)	2,182,284	251,355,471
Verisk Analytics, Inc., “A”	242,451	48,080,458

		$1,140,740,232
Cable TV - 2.2%
Comcast Corp., “A”	4,337,725	$217,927,304

Computer Software - 9.9%
Microsoft Corp.	4,505,925	$964,583,365

Computer Software - Systems - 4.7%
Apple, Inc.	3,800,899	$452,497,026

Construction - 2.7%
Otis Worldwide Corp.	1,698,590	$113,703,615
Sherwin-Williams Co.	193,767	144,866,022

		$258,569,637
Consumer Products - 6.0%
Church & Dwight Co., Inc.	1,754,432	$153,986,497
Colgate-Palmolive Co.	3,555,269	304,473,237
Estee Lauder Cos., Inc., “A”	519,915	127,545,548

		$586,005,282

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Electrical Equipment - 5.1%
Amphenol Corp., “A”	1,713,114	$224,092,443
Fortive Corp.	1,927,755	135,193,458
TE Connectivity Ltd.	1,232,957	140,520,109

		$499,806,010
Electronics - 3.3%
Analog Devices, Inc.	754,985	$105,003,314
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	861,401	83,573,125
Texas Instruments, Inc.	808,854	130,427,707

		$319,004,146
Food & Beverages - 1.9%
PepsiCo, Inc.	1,301,012	$187,644,961

General Merchandise - 1.9%
Dollarama, Inc.	4,414,281	$180,690,828

Health Maintenance Organizations - 1.1%
Cigna Corp.	532,501	$111,367,259

Insurance - 4.0%
AON PLC	1,215,087	$248,959,175
Marsh & McLennan Cos., Inc.	1,226,543	140,610,890

		$389,570,065
Internet - 10.4%
Alibaba Group Holding Ltd., ADR (a)	770,514	$202,922,567
Alphabet, Inc., “A” (a)	394,577	692,245,889
Tencent Holdings Ltd.	1,626,700	118,155,875

		$1,013,324,331
Leisure & Toys - 2.2%
Electronic Arts, Inc. (a)	1,656,062	$211,561,920

Medical & Health Technology & Services - 1.3%
PRA Health Sciences, Inc. (a)	1,109,402	$124,474,904

Medical Equipment - 11.9%
Abbott Laboratories	962,147	$104,123,548
Agilent Technologies, Inc.	1,513,965	176,982,509
Becton, Dickinson and Co.	780,936	183,395,010
Boston Scientific Corp. (a)	5,539,525	183,635,254
Danaher Corp.	309,237	69,463,907
Medtronic PLC	876,480	99,655,776

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued

Medical Equipment - continued
Mettler-Toledo International, Inc. (a)	18,825	$21,649,503
Stryker Corp.	815,706	190,385,780
Thermo Fisher Scientific, Inc.	280,669	130,505,472

		$1,159,796,759
Other Banks & Diversified Financials - 4.4%
Mastercard, Inc., “A”	67,409	$22,683,803
Moody’s Corp.	338,316	95,520,139
Visa, Inc., “A”	1,470,653	309,351,859

		$427,555,801
Pharmaceuticals - 0.4%
Roche Holding AG	112,132	$36,852,544

Railroad & Shipping - 1.4%
Union Pacific Corp.	666,165	$135,950,953

Restaurants - 1.4%
Starbucks Corp.	1,372,226	$134,505,593

Specialty Stores - 2.0%
Ross Stores, Inc.	732,315	$78,738,509
TJX Cos., Inc.	1,752,162	111,279,808

		$190,018,317
Total Common Stocks (Identified Cost, $5,069,277,427)		$9,670,066,536

Investment Companies (h) - 0.5%
Money Market Funds - 0.5%
MFS Institutional Money Market Portfolio, 0.1% (v) (Identified Cost, $46,230,453)	46,230,454	$46,230,454

Other Assets, Less Liabilities - 0.1%		5,255,832
Net Assets - 100.0%		$9,721,552,822

(a)	Non-income producing security.
(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $46,230,454 and $9,670,066,536, respectively.

(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 11/30/20

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $5,069,277,427)	$9,670,066,536
Investments in affiliated issuers, at value (identified cost, $46,230,453)	46,230,454
Receivables for
Fund shares sold	6,394,393
Dividends	8,386,998
Other assets	57,345
Total assets	$9,731,135,726

Liabilities
Payables for
Fund shares reacquired	$6,640,275
Payable to affiliates
Investment adviser	351,444
Administrative services fee	6,006
Shareholder servicing costs	2,146,556
Distribution and service fees	161,346
Program manager fees	275
Payable for independent Trustees’ compensation	8,075
Accrued expenses and other liabilities	268,927
Total liabilities	$9,582,904
Net assets	$9,721,552,822

Net assets consist of
Paid-in capital	$4,267,548,224
Total distributable earnings (loss)	5,454,004,598
Net assets	$9,721,552,822
Shares of beneficial interest outstanding	248,323,788

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$4,577,864,185	117,895,065	$38.83
Class B	37,539,010	1,154,472	32.52
Class C	83,411,510	2,585,036	32.27
Class I	1,081,555,371	26,923,786	40.17
Class R1	31,338,288	987,222	31.74
Class R2	98,154,365	2,613,542	37.56
Class R3	630,578,514	16,444,719	38.35
Class R4	845,652,869	21,569,014	39.21
Class R6	2,285,190,903	56,788,423	40.24
Class 529A	42,905,597	1,125,387	38.13
Class 529B	677,217	21,424	31.61
Class 529C	6,684,993	215,698	30.99

(a)

Maximum offering price per share was equal to the net asset value per share for all share classes, except for Classes A and 529A, for which the maximum offering prices per share were $41.20 [100 / 94.25 x $38.83] and $40.46 [100 / 94.25 x $38.13], respectively. On sales of $50,000 or more, the maximum offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, R6, and 529A.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 11/30/20

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Dividends	$93,342,364
Dividends from affiliated issuers	556,694
Other	443,726
Income on securities loaned	120,263
Foreign taxes withheld	(1,722,295)
Total investment income	$92,740,752
Expenses
Management fee	$28,480,220
Distribution and service fees	14,418,551
Shareholder servicing costs	7,713,346
Program manager fees	20,932
Administrative services fee	574,099
Independent Trustees’ compensation	87,133
Custodian fee	342,245
Shareholder communications	282,406
Audit and tax fees	71,498
Legal fees	71,129
Miscellaneous	355,064
Total expenses	$52,416,623
Fees paid indirectly	(78)
Reduction of expenses by distributor	(559,117)
Net expenses	$51,857,428
Net investment income (loss)	$40,883,324

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$899,125,817
Affiliated issuers	(17,418)
Foreign currency	(15,581)
Net realized gain (loss)	$899,092,818
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$842,210,085
Affiliated issuers	(5,751)
Translation of assets and liabilities in foreign currencies	179,772
Net unrealized gain (loss)	$842,384,106
Net realized and unrealized gain (loss)	$1,741,476,924
Change in net assets from operations	$1,782,360,248

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	11/30/20	11/30/19
Change in net assets

From operations
Net investment income (loss)	$40,883,324	$50,355,882
Net realized gain (loss)	899,092,818	599,482,496
Net unrealized gain (loss)	842,384,106	994,923,310
Change in net assets from operations	$1,782,360,248	$1,644,761,688
Total distributions to shareholders	$(572,891,923)	$(636,940,593)
Change in net assets from fund share transactions	$243,031,861	$423,225,116
Total change in net assets	$1,452,500,186	$1,431,046,211

Net assets
At beginning of period	8,269,052,636	6,838,006,425
At end of period	$9,721,552,822	$8,269,052,636

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended

	11/30/20	11/30/19	11/30/18	11/30/17	11/30/16
Net asset value, beginning of period	$34.13	$30.34	$29.26	$24.25	$25.16

Income (loss) from investment operations
Net investment income (loss) (d)	$0.13	$0.19	$0.22	$0.21	$0.18	(c)
Net realized and unrealized gain (loss)	6.92	6.41	2.77	6.16	0.41
Total from investment operations	$7.05	$6.60	$2.99	$6.37	$0.59

Less distributions declared to shareholders
From net investment income	$(0.09)	$(0.27)	$(0.25)	$(0.18)	$(0.21)
From net realized gain	(2.26)	(2.54)	(1.66)	(1.18)	(1.29)
Total distributions declared to shareholders	$(2.35)	$(2.81)	$(1.91)	$(1.36)	$(1.50)
Net asset value, end of period (x)	$38.83	$34.13	$30.34	$29.26	$24.25
Total return (%) (r)(s)(t)(x)	21.97	24.88	10.79	27.71	2.66	(c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.71	0.72	0.72	0.74	0.74	(c)
Expenses after expense reductions (f)	0.70	0.70	0.70	0.72	0.73	(c)
Net investment income (loss)	0.38	0.62	0.75	0.79	0.76	(c)
Portfolio turnover	39	23	18	24	24
Net assets at end of period (000 omitted)	$4,577,864	$4,439,886	$3,820,208	$3,672,640	$3,276,518

See Notes to Financial Statements

Financial Highlights – continued

Class B	Year ended

	11/30/20	11/30/19	11/30/18		11/30/17	11/30/16
Net asset value, beginning of period	$29.07	$26.24	$25.54		$21.33	$22.28

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.10)	$(0.04)	$(0.00	)(w)	$0.01	$(0.00	)(c)(w)
Net realized and unrealized gain (loss)	5.81	5.47	2.41		5.39	0.38
Total from investment operations	$5.71	$5.43	$2.41		$5.40	$0.38

Less distributions declared to shareholders
From net investment income	$—	$(0.06)	$(0.05)		$(0.01)	$(0.04)
From net realized gain	(2.26)	(2.54)	(1.66)		(1.18)	(1.29)
Total distributions declared to shareholders	$(2.26)	$(2.60)	$(1.71)		$(1.19)	$(1.33)
Net asset value, end of period (x)	$32.52	$29.07	$26.24		$25.54	$21.33
Total return (%) (r)(s)(t)(x)	21.07	23.93	9.98		26.67	1.96	(c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.46	1.47	1.47		1.49	1.49(c	)
Expenses after expense reductions (f)	1.45	1.46	1.46		1.48	1.49(c	)
Net investment income (loss)	(0.37)	(0.14)	(0.02)		0.04	(0.01	)(c)
Portfolio turnover	39	23	18		24	24
Net assets at end of period (000 omitted)	$37,539	$45,867	$49,446		$58,530	$62,185

Class C	Year ended

	11/30/20	11/30/19	11/30/18		11/30/17	11/30/16
Net asset value, beginning of period	$28.86	$26.01	$25.34		$21.19	$22.16

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.11)	$(0.04)	$(0.01)		$0.01	$(0.00	)(c)(w)
Net realized and unrealized gain (loss)	5.78	5.43	2.40		5.35	0.37
Total from investment operations	$5.67	$5.39	$2.39		$5.36	$0.37

Less distributions declared to shareholders
From net investment income	$—	$—	$(0.06)		$(0.03)	$(0.05)
From net realized gain	(2.26)	(2.54)	(1.66)		(1.18)	(1.29)
Total distributions declared to shareholders	$(2.26)	$(2.54)	$(1.72)		$(1.21)	$(1.34)
Net asset value, end of period (x)	$32.27	$28.86	$26.01		$25.34	$21.19
Total return (%) (r)(s)(t)(x)	21.08	23.90	9.97		26.66	1.94	(c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.46	1.47	1.47		1.49	1.49	(c)
Expenses after expense reductions (f)	1.46	1.47	1.47		1.49	1.49	(c)
Net investment income (loss)	(0.38)	(0.15)	(0.04)		0.04	(0.01	)(c)
Portfolio turnover	39	23	18		24	24
Net assets at end of period (000 omitted)	$83,412	$88,997	$87,033		$223,841	$233,753

See Notes to Financial Statements

Financial Highlights – continued

Class I	Year ended

	11/30/20	11/30/19	11/30/18	11/30/17	11/30/16
Net asset value, beginning of period	$35.22	$31.23	$30.03	$24.87	$25.76

Income (loss) from investment operations
Net investment income (loss) (d)	$0.21	$0.27	$0.30	$0.27	$0.24	(c)
Net realized and unrealized gain (loss)	7.16	6.60	2.85	6.32	0.43
Total from investment operations	$7.37	$6.87	$3.15	$6.59	$0.67

Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.34)	$(0.29)	$(0.25)	$(0.27)
From net realized gain	(2.26)	(2.54)	(1.66)	(1.18)	(1.29)
Total distributions declared to shareholders	$(2.42)	$(2.88)	$(1.95)	$(1.43)	$(1.56)
Net asset value, end of period (x)	$40.17	$35.22	$31.23	$30.03	$24.87
Total return (%) (r)(s)(t)(x)	22.27	25.13	11.08	27.95	2.94(c	)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.46	0.47	0.47	0.49	0.49	(c)
Expenses after expense reductions (f)	N/A	N/A	N/A	N/A	N/A
Net investment income (loss)	0.61	0.85	0.98	1.03	0.99	(c)
Portfolio turnover	39	23	18	24	24
Net assets at end of period (000 omitted)	$1,081,555	$448,834	$321,629	$306,546	$693,673

Class R1	Year ended

	11/30/20	11/30/19	11/30/18	11/30/17	11/30/16
Net asset value, beginning of period	$28.43	$25.75	$25.11	$21.01	$21.98

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.11)	$(0.04)	$(0.01)	$0.01	$(0.00	)(c)(w)
Net realized and unrealized gain (loss)	5.68	5.34	2.38	5.30	0.36
Total from investment operations	$5.57	$5.30	$2.37	$5.31	$0.36

Less distributions declared to shareholders
From net investment income	$—	$(0.08)	$(0.07)	$(0.03)	$(0.04)
From net realized gain	(2.26)	(2.54)	(1.66)	(1.18)	(1.29)
Total distributions declared to shareholders	$(2.26)	$(2.62)	$(1.73)	$(1.21)	$(1.33)
Net asset value, end of period (x)	$31.74	$28.43	$25.75	$25.11	$21.01
Total return (%) (r)(s)(t)(x)	21.04	23.89	9.98	26.67	1.92	(c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.46	1.47	1.47	1.49	1.49	(c)
Expenses after expense reductions (f)	1.46	1.47	1.47	1.49	N/A
Net investment income (loss)	(0.39)	(0.15)	(0.02)	0.03	(0.01	)(c)
Portfolio turnover	39	23	18	24	24
Net assets at end of period (000 omitted)	$31,338	$31,740	$29,906	$31,074	$30,462

See Notes to Financial Statements

Financial Highlights – continued

Class R2	Year ended

	11/30/20	11/30/19	11/30/18	11/30/17	11/30/16
Net asset value, beginning of period	$33.08	$29.44	$28.44	$23.61	$24.52

Income (loss) from investment operations
Net investment income (loss) (d)	$0.04	$0.10	$0.13	$0.13	$0.11	(c)
Net realized and unrealized gain (loss)	6.70	6.23	2.70	6.00	0.42
Total from investment operations	$6.74	$6.33	$2.83	$6.13	$0.53

Less distributions declared to shareholders
From net investment income	$—	$(0.15)	$(0.17)	$(0.12)	$(0.15)
From net realized gain	(2.26)	(2.54)	(1.66)	(1.18)	(1.29)
Total distributions declared to shareholders	$(2.26)	$(2.69)	$(1.83)	$(1.30)	$(1.44)
Net asset value, end of period (x)	$37.56	$33.08	$29.44	$28.44	$23.61
Total return (%) (r)(s)(t)(x)	21.66	24.53	10.51	27.35	2.43	(c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.96	0.97	0.97	0.99	0.99	(c)
Expenses after expense reductions (f)	N/A	0.97	0.97	0.99	N/A
Net investment income (loss)	0.12	0.35	0.46	0.53	0.49	(c)
Portfolio turnover	39	23	18	24	24
Net assets at end of period (000 omitted)	$98,154	$108,772	$116,603	$199,581	$185,959

Class R3	Year ended

	11/30/20	11/30/19	11/30/18	11/30/17	11/30/16
Net asset value, beginning of period	$33.72	$30.01	$28.96	$24.03	$24.93

Income (loss) from investment operations
Net investment income (loss) (d)	$0.12	$0.18	$0.21	$0.20	$0.17	(c)
Net realized and unrealized gain (loss)	6.85	6.33	2.75	6.09	0.43
Total from investment operations	$6.97	$6.51	$2.96	$6.29	$0.60

Less distributions declared to shareholders
From net investment income	$(0.08)	$(0.26)	$(0.25)	$(0.18)	$(0.21)
From net realized gain	(2.26)	(2.54)	(1.66)	(1.18)	(1.29)
Total distributions declared to shareholders	$(2.34)	$(2.80)	$(1.91)	$(1.36)	$(1.50)
Net asset value, end of period (x)	$38.35	$33.72	$30.01	$28.96	$24.03
Total return (%) (r)(s)(t)(x)	22.00	24.83	10.79	27.61	2.71	(c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.71	0.72	0.72	0.74	0.74	(c)
Expenses after expense reductions (f)	N/A	0.72	0.72	N/A	N/A
Net investment income (loss)	0.36	0.60	0.73	0.78	0.74	(c)
Portfolio turnover	39	23	18	24	24
Net assets at end of period (000 omitted)	$630,579	$605,466	$585,524	$493,211	$405,222

See Notes to Financial Statements

Financial Highlights – continued

Class R4	Year ended

	11/30/20	11/30/19	11/30/18	11/30/17	11/30/16
Net asset value, beginning of period	$34.43	$30.60	$29.49	$24.44	$25.34

Income (loss) from investment operations
Net investment income (loss) (d)	$0.21	$0.26	$0.29	$0.27	$0.23	(c)
Net realized and unrealized gain (loss)	6.99	6.45	2.79	6.20	0.43
Total from investment operations	$7.20	$6.71	$3.08	$6.47	$0.66

Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.34)	$(0.31)	$(0.24)	$(0.27)
From net realized gain	(2.26)	(2.54)	(1.66)	(1.18)	(1.29)
Total distributions declared to shareholders	$(2.42)	$(2.88)	$(1.97)	$(1.42)	$(1.56)
Net asset value, end of period (x)	$39.21	$34.43	$30.60	$29.49	$24.44
Total return (%) (r)(s)(t)(x)	22.29	25.12	11.07	27.96	2.95	(c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.46	0.47	0.47	0.49	0.49	(c)
Expenses after expense reductions (f)	N/A	N/A	N/A	N/A	N/A
Net investment income (loss)	0.61	0.85	0.97	1.03	0.98	(c)
Portfolio turnover	39	23	18	24	24
Net assets at end of period (000 omitted)	$845,653	$775,528	$633,571	$836,470	$727,479

Class R6	Year ended

	11/30/20	11/30/19	11/30/18	11/30/17	11/30/16
Net asset value, beginning of period	$35.27	$31.28	$30.10	$24.92	$25.82

Income (loss) from investment operations
Net investment income (loss) (d)	$0.24	$0.30	$0.32	$0.31	$0.27	(c)
Net realized and unrealized gain (loss)	7.18	6.60	2.86	6.32	0.42
Total from investment operations	$7.42	$6.90	$3.18	$6.63	$0.69

Less distributions declared to shareholders
From net investment income	$(0.19)	$(0.37)	$(0.34)	$(0.27)	$(0.30)
From net realized gain	(2.26)	(2.54)	(1.66)	(1.18)	(1.29)
Total distributions declared to shareholders	$(2.45)	$(2.91)	$(2.00)	$(1.45)	$(1.59)
Net asset value, end of period (x)	$40.24	$35.27	$31.28	$30.10	$24.92
Total return (%) (r)(s)(t)(x)	22.40	25.23	11.19	28.11	3.02	(c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.37	0.37	0.38	0.39	0.38	(c)
Expenses after expense reductions (f)	N/A	N/A	N/A	N/A	N/A
Net investment income (loss)	0.70	0.95	1.07	1.13	1.10	(c)
Portfolio turnover	39	23	18	24	24
Net assets at end of period (000 omitted)	$2,285,191	$1,685,286	$1,163,525	$1,411,776	$614,343

See Notes to Financial Statements

Financial Highlights – continued

Class 529A	Year ended

	11/30/20	11/30/19	11/30/18	11/30/17		11/30/16
Net asset value, beginning of period	$33.55	$29.89	$28.86	$23.96		$24.88

Income (loss) from investment operations
Net investment income (loss) (d)	$0.11	$0.17	$0.21	$0.20		$0.17	(c)
Net realized and unrealized gain (loss)	6.81	6.30	2.73	6.07		0.41
Total from investment operations	$6.92	$6.47	$2.94	$6.27		$0.58

Less distributions declared to shareholders
From net investment income	$(0.08)	$(0.27)	$(0.25)	$(0.19)		$(0.21)
From net realized gain	(2.26)	(2.54)	(1.66)	(1.18)		(1.29)
Total distributions declared to shareholders	$(2.34)	$(2.81)	$(1.91)	$(1.37)		$(1.50)
Net asset value, end of period (x)	$38.13	$33.55	$29.89	$28.86		$23.96
Total return (%) (r)(s)(t)(x)	21.96	24.80	10.76	27.60		2.65	(c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.76	0.77	0.77	0.84		0.84	(c)
Expenses after expense reductions (f)	0.74	0.75	0.75	0.76		0.75	(c)
Net investment income (loss)	0.33	0.57	0.71	0.76		0.72	(c)
Portfolio turnover	39	23	18	24		24
Net assets at end of period (000 omitted)	$42,906	$31,774	$24,393	$19,684		$14,831

Class 529B	Year ended

	11/30/20	11/30/19	11/30/18	11/30/17		11/30/16
Net asset value, beginning of period	$28.14	$25.56	$24.89	$20.83		$21.83

Income (loss) from investment operations
Net investment income (loss) (d)	$0.09	$(0.02)	$0.04	$(0.00	)(w)	$(0.01	)(c)
Net realized and unrealized gain (loss)	5.64	5.28	2.35	5.27		0.36
Total from investment operations	$5.73	$5.26	$2.39	$5.27		$0.35

Less distributions declared to shareholders
From net investment income	$—	$(0.14)	$(0.06)	$(0.03)		$(0.06)
From net realized gain	(2.26)	(2.54)	(1.66)	(1.18)		(1.29)
Total distributions declared to shareholders	$(2.26)	$(2.68)	$(1.72)	$(1.21)		$(1.35)
Net asset value, end of period (x)	$31.61	$28.14	$25.56	$24.89		$20.83
Total return (%) (r)(s)(t)(x)	21.89	24.01	10.17	26.69		1.87(c	)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.76	1.39	1.28	1.59		1.59	(c)
Expenses after expense reductions (f)	0.76	1.39	1.28	1.54		1.54	(c)
Net investment income (loss)	0.32	(0.06)	0.17	(0.02)		(0.06	)(c)
Portfolio turnover	39	23	18	24		24
Net assets at end of period (000 omitted)	$677	$706	$577	$577		$567

See Notes to Financial Statements

Financial Highlights – continued

Class 529C	Year ended

	11/30/20	11/30/19	11/30/18	11/30/17		11/30/16
Net asset value, beginning of period	$27.82	$25.26	$24.70	$20.70		$21.71

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.12)	$(0.05)	$(0.02)	$(0.00	)(w)	$(0.01	)(c)
Net realized and unrealized gain (loss)	5.55	5.23	2.32	5.22		0.35
Total from investment operations	$5.43	$5.18	$2.30	$5.22		$0.34

Less distributions declared to shareholders
From net investment income	$—	$(0.08)	$(0.08)	$(0.04)		$(0.06)
From net realized gain	(2.26)	(2.54)	(1.66)	(1.18)		(1.29)
Total distributions declared to shareholders	$(2.26)	$(2.62)	$(1.74)	$(1.22)		$(1.35)
Net asset value, end of period (x)	$30.99	$27.82	$25.26	$24.70		$20.70
Total return (%) (r)(s)(t)(x)	21.00	23.85	9.88	26.68		1.85	(c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.51	1.52	1.52	1.59		1.59	(c)
Expenses after expense reductions (f)	1.51	1.52	1.52	1.53		1.53	(c)
Net investment income (loss)	(0.43)	(0.20)	(0.07)	(0.02)		(0.06	)(c)
Portfolio turnover	39	23	18	24		24
Net assets at end of period (000 omitted)	$6,685	$6,197	$5,590	$6,034		$4,860

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

Massachusetts Investors Growth Stock Fund (the fund) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there

Notes to Financial Statements – continued

were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases,

Notes to Financial Statements – continued

an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of November 30, 2020 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$8,747,494,386	$—	$—	$8,747,494,386
China	321,078,442	—	—	321,078,442
Canada	180,690,828	—	—	180,690,828
France	—	164,806,224	—	164,806,224
Germany	—	135,570,987	—	135,570,987
Taiwan	83,573,125	—	—	83,573,125
Switzerland	—	36,852,544	—	36,852,544
Mutual Funds	46,230,454	—	—	46,230,454
Total	$9,379,067,235	$337,229,755	$—	$9,716,296,990

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, JPMorgan Chase and Co., as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides

Notes to Financial Statements – continued

the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At November 30, 2020, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended November 30, 2020, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year

Notes to Financial Statements – continued

period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

Book/tax differences primarily relate to wash sale loss deferrals, treating a portion of the proceeds from redemptions as a distribution for tax purposes, and partnership adjustments.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended	Year ended

	11/30/20	11/30/19
Ordinary income (including any short-term capital gains)	$37,892,124	$79,492,529
Long-term capital gains	534,999,799	557,448,064

Total distributions	$572,891,923	$636,940,593

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 11/30/20

Cost of investments	$5,134,398,147
Gross appreciation	4,610,459,308

Gross depreciation	(28,560,465)
Net unrealized appreciation (depreciation)	$4,581,898,843

Undistributed ordinary income	22,311,440
Undistributed long-term capital gain	849,622,212
Other temporary differences	172,103

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert

Notes to Financial Statements – continued

to Class A and Class 529A shares, respectively, approximately eight years after purchase. On October 2, 2020, the fund announced that effective December 21, 2020, the time period will be shortened for the automatic conversion of Class C and Class 529C shares to Class A and Class 529A shares, respectively, of the same fund, from approximately ten years to approximately eight years after purchase. On or about December 21, 2020, any Class C and Class 529C shares that have an original purchase date of December 31, 2012 or earlier will convert to Class A and Class 529A shares, respectively, of the same fund. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	Year ended 11/30/20	Year ended 11/30/19
Class A	$304,911,210	$354,365,413
Class B	3,537,755	4,890,837
Class C	6,972,102	8,467,641
Class I	31,096,058	29,503,283
Class R1	2,530,870	3,047,458
Class R2	7,239,188	10,575,054
Class R3	42,000,598	54,218,457
Class R4	54,572,689	60,081,101
Class R6	117,259,821	108,834,184
Class 529A	2,218,187	2,314,029
Class 529B	56,321	61,276
Class 529C	497,124	581,860
Total	$572,891,923	$636,940,593

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.33% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $435,742 and $24,012 for the year ended November 30, 2020, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Notes to Financial Statements – continued

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.24%	$10,777,122
Class B	0.75%	0.25%	1.00%	0.99%	392,354
Class C	0.75%	0.25%	1.00%	1.00%	843,109
Class R1	0.75%	0.25%	1.00%	1.00%	291,947
Class R2	0.25%	0.25%	0.50%	0.50%	493,249
Class R3	—	0.25%	0.25%	0.25%	1,471,019
Class 529A	—	0.25%	0.25%	0.23%	87,991
Class 529B	0.75%	0.25%	1.00%	0.25%	1,637
Class 529C	0.75%	0.25%	1.00%	1.00%	60,123
Total Distribution and Service Fees					$14,418,551

(d)

In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended November 30, 2020 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates’ seed money. For the year ended November 30, 2020, this rebate amounted to $548,663, $2,897, $894, $36, $6,548, $17, and $62 for Class A, Class B, Class C, Class R1, Class 529A, Class 529B, and Class 529C, respectively, and is included in the reduction of total expenses in the Statement of Operations. For the year ended November 30, 2020, the 0.75% distribution fee was not imposed for Class 529B shares due to the sales charge limitations contained in Financial Industry Regulatory Authority (“FINRA”) Rule 2341.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended November 30, 2020, were as follows:

Amount
Class A	$27,649
Class B	24,870
Class C	6,879
Class 529B	—
Class 529C	182

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.05% of the average daily net assets attributable to each 529 share class. The services

Notes to Financial Statements – continued

provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees for the year ended November 30, 2020, were as follows:

Fee
Class 529A	$17,598
Class 529B	327
Class 529C	3,007
Total Program Manager Fees	$20,932

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended November 30, 2020, the fee was $1,098,569, which equated to 0.0127% annually of the fund’s average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended November 30, 2020, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $6,614,777.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended November 30, 2020 was equivalent to an annual effective rate of 0.0067% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $199 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended November 30, 2020. The liability for deferred retirement benefits payable to those former independent Trustees under the DB plan amounted to $8,003 at November 30, 2020, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Notes to Financial Statements – continued

Other – The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended November 30, 2020, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $42,662,598 and $562,424, respectively. The sales transactions resulted in net realized gains (losses) of $(6,022).

The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended November 30, 2020, this reimbursement amounted to $432,385, which is included in “Other” income in the Statement of Operations.

(4) Portfolio Securities

For the year ended November 30, 2020, purchases and sales of investments, other than short-term obligations, aggregated $3,365,346,918 and $3,638,828,460, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 11/30/20		Year ended 11/30/19

	Shares	Amount	Shares	Amount
Shares sold
Class A	11,137,498	$361,647,905	11,314,103	$337,667,692
Class B	8,118	227,130	69,221	1,679,784
Class C	465,091	12,545,198	409,249	10,367,068
Class I	20,682,323	722,205,561	5,142,048	161,605,441
Class R1	188,229	5,066,925	197,880	4,979,174
Class R2	737,981	23,122,884	668,401	19,455,182
Class R3	3,344,603	107,135,468	3,203,437	95,783,100
Class R4	4,230,230	138,041,980	4,468,101	131,895,470
Class R6	22,118,932	743,244,351	15,720,342	501,204,307
Class 529A	246,051	7,937,267	151,899	4,486,407
Class 529B	1,045	29,083	2,291	54,589
Class 529C	38,918	1,049,802	25,311	623,605
	63,199,019	$2,122,253,554	41,372,283	$1,269,801,819

Notes to Financial Statements – continued

	Year ended 11/30/20		Year ended 11/30/19

	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	8,254,380	$268,929,062	11,962,483	$307,154,727
Class B	125,864	3,458,746	217,725	4,795,361
Class C	227,210	6,196,008	341,681	7,476,825
Class I	788,094	26,503,823	897,985	23,756,935
Class R1	94,330	2,530,870	141,335	3,046,849
Class R2	209,427	6,615,817	362,496	9,042,501
Class R3	1,305,171	42,000,598	2,137,753	54,218,457
Class R4	1,110,745	36,454,869	1,594,796	41,219,040
Class R6	3,073,859	103,466,899	3,602,453	95,294,915
Class 529A	69,334	2,218,187	91,584	2,313,932
Class 529B	2,122	56,321	2,872	61,276
Class 529C	18,974	497,124	27,562	581,860
	15,279,510	$498,928,324	21,380,725	$548,962,678

Shares reacquired
Class A	(31,601,790)	$(1,054,666,974)	(19,074,842)	$(574,229,349)
Class B	(557,568)	(15,333,275)	(593,201)	(15,181,158)
Class C	(1,190,914)	(33,012,099)	(1,013,294)	(25,866,412)
Class I	(7,290,675)	(245,817,374)	(3,595,395)	(110,861,804)
Class R1	(411,784)	(10,736,521)	(384,193)	(9,549,191)
Class R2	(1,622,452)	(51,302,047)	(1,703,110)	(50,003,743)
Class R3	(6,158,796)	(198,855,134)	(6,895,447)	(203,219,115)
Class R4	(6,296,706)	(209,295,681)	(4,245,920)	(127,575,569)
Class R6	(16,182,133)	(552,788,355)	(8,745,063)	(274,361,365)
Class 529A	(137,042)	(4,475,711)	(112,504)	(3,380,146)
Class 529B	(6,852)	(180,914)	(2,642)	(66,277)
Class 529C	(64,940)	(1,685,932)	(51,420)	(1,245,252)
	(71,521,652)	$(2,378,150,017)	(46,417,031)	$(1,395,539,381)

Net change
Class A	(12,209,912)	$(424,090,007)	4,201,744	$70,593,070
Class B	(423,586)	(11,647,399)	(306,255)	(8,706,013)
Class C	(498,613)	(14,270,893)	(262,364)	(8,022,519)
Class I	14,179,742	502,892,010	2,444,638	74,500,572
Class R1	(129,225)	(3,138,726)	(44,978)	(1,523,168)
Class R2	(675,044)	(21,563,346)	(672,213)	(21,506,060)
Class R3	(1,509,022)	(49,719,068)	(1,554,257)	(53,217,558)
Class R4	(955,731)	(34,798,832)	1,816,977	45,538,941
Class R6	9,010,658	293,922,895	10,577,732	322,137,857
Class 529A	178,343	5,679,743	130,979	3,420,193
Class 529B	(3,685)	(95,510)	2,521	49,588
Class 529C	(7,048)	(139,006)	1,453	(39,787)
	6,956,877	$243,031,861	16,335,977	$423,225,116

Notes to Financial Statements – continued

Effective June 1, 2019, purchases of the fund’s Class B and Class 529B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended November 30, 2020, the fund’s commitment fee and interest expense were $41,971 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$56,426,884	$1,460,948,473	$1,471,121,734	$(17,418)	$(5,751)	$46,230,454

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio					$556,694	$—

(8) Impacts of COVID-19

The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. This pandemic, the full effects of which are still unknown, has resulted in substantial market volatility and may have adversely impacted the prices and liquidity of the fund’s investments and the fund’s performance.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Massachusetts Investors Growth Stock Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Massachusetts Investors Growth Stock Fund (the “Fund”), including the portfolio of investments, as of November 30, 2020, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at November 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2020, by correspondence with the custodian and others. Our audits also included evaluating the

Report of Independent Registered Public Accounting Firm – continued

accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more MFS investment companies since 1993.

Boston, Massachusetts

January 14, 2021

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of January 1, 2021, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 57)	Trustee	February 2004	133	Massachusetts Financial Services Company, Non-Executive Chairman (since January 2021); Director; Chairman of the Board; Executive Chairman (January 2017-2020); Co-Chief Executive Officer (2015-2016)	N/A

Michael W. Roberge (k) (age 54)	Trustee	January 2021	133	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; President (until December 2018); Chief Investment Officer (until December 2018); Co-Chief Executive Officer (until December 2016)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 66)	Trustee and Chair of Trustees	January 2009	133	Private investor	N/A

Steven E. Buller (age 69)	Trustee	February 2014	133	Private investor	N/A

John A. Caroselli (age 66)	Trustee	March 2017	133	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A

Maureen R. Goldfarb (age 65)	Trustee	January 2009	133	Private investor	N/A

Peter D. Jones (age 65)	Trustee	January 2019	133	Private investor	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
James W. Kilman, Jr. (age 59)	Trustee	January 2019	133	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)

Clarence Otis, Jr. (age 64)	Trustee	March 2017	133	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director

Maryanne L. Roepke (age 64)	Trustee	May 2014	133	Private investor	N/A

Laurie J. Thomsen (age 63)	Trustee	March 2005	133	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Kino Clark (k) (age 52)	Assistant Treasurer	January 2012	133	Massachusetts Financial Services Company, Vice President

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
John W. Clark, Jr. (k) (age 53)	Assistant Treasurer	April 2017	133	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head –Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 61)	Assistant Secretary and Assistant Clerk	September 2012	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 52)	President	July 2005	133	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 53)	Secretary and Clerk	April 2017	133	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)

Brian E. Langenfeld (k) (age 47)	Assistant Secretary and Assistant Clerk	June 2006	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 41)	Assistant Secretary and Assistant Clerk	September 2018	133	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel

Susan A. Pereira (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 50)	Assistant Treasurer	September 2012	133	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2014	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Martin J. Wolin (k) (age 53)	Chief Compliance Officer	July 2015	133	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
James O. Yost (k) (age 60)	Treasurer	September 1990	133	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Manager(s)
Jeffrey Constantino Joseph Skorski

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

Massachusetts Investors Growth Stock Fund

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2020 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2019 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as

Board Review of Investment Advisory Agreement – continued

compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2019, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 2nd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 1st quintile for each of the one- and three-year periods ended December 31, 2019 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report. In addition, the Trustees reviewed the Fund’s Class I total return performance relative to the Fund’s benchmark performance for the ten-, five-, three- and one-year periods ended December 31, 2019.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that, according to the data provided

Board Review of Investment Advisory Agreement – continued

by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is not subject to any breakpoints. Taking into account that the Fund’s effective advisory fee rate was lower than the Broadridge expense group median described above, the Trustees determined not to recommend any advisory fee breakpoints for the Fund at this time.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and

Board Review of Investment Advisory Agreement – continued

MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2020.

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2020 income tax forms in January 2021. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $652,706,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 219341

Kansas City, MO 64121-9341

OVERNIGHT MAIL

MFS Service Center, Inc.

Suite 219341

430 W 7th Street

Kansas City, MO 64105-1407

Item 1(b):

Not applicable.

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the “Code”) pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in the Code that relates to an element of the Code’s definition enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller, James Kilman, and Clarence Otis, Jr. and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Buller, Kilman, and Otis and Ms. Roepke are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Ernst & Young LLP (“E&Y”) to serve as independent accountants to the Registrant (hereinafter the “Registrant” or the “Fund”). The tables below set forth the audit fees billed to the Fund as well as fees for non-audit services provided to the Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended November 30, 2020 and 2019, audit fees billed to the Fund by E&Y were as follows:

	Audit Fees
	2020	2019
Fees billed by E&Y:
Massachusetts Investors Growth Stock Fund	56,206	56,080

For the fiscal years ended November 30, 2020 and 2019, fees billed by E&Y for audit-related, tax and other services provided to the Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2020	2019	2020	2019	2020	2019
Fees billed by E&Y:
To Massachusetts Investors Growth Stock Fund	0	0	10,650	10,479	3,731	2,928

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2020	2019	2020	2019	2020	2019
Fees billed by E&Y:
To MFS and MFS Related Entities of Massachusetts Investors Growth Stock Fund*	2,321,898	1,679,277	0	0	104,750	34,950

	Aggregate Fees for Non-audit Services
	2020	2019
Fees Billed by E&Y:
To Massachusetts Investors Growth Stock Fund, MFS and MFS Related Entities#	2,701,759	1,870,634

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by E&Y for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and review of Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 between such regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):

Not applicable.

Item 4(h):

The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services were provided prior to the effectiveness of SEC rules requiring pre-approval or because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1(a) of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 13.	EXHIBITS.

(a) (1)

Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto as EX-99.COE.

(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto as EX-99.302CERT.

(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)

If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Attached hereto as EX-99.906CERT.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MASSACHUSETTS INVESTORS GROWTH STOCK FUND

By (Signature and Title)*	/S/ DAVID L. DILORENZO
David L. DiLorenzo, President

Date: January 14, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/S/ DAVID L. DILORENZO
David L. DiLorenzo, President (Principal Executive Officer)

Date: January 14, 2021

By (Signature and Title)*	/S/ JAMES O. YOST
James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer)

Date: January 14, 2021

*	Print name and title of each signing officer under his or her signature.